UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 28, 2004

                                  BUFFETS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               333-116897                                   22-3754018
--------------------------------------------------------------------------------
        (Commission File Number)               (IRS Employer Identification No.)


           1460 BUFFET WAY
               EAGAN, MN                                      55121
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (651) 994-8608


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

            Under Section 4.02 of the Indenture governing Buffets, Inc.'s
11 1/4% Senior Subordinated Notes due 2010 ("the "Notes"), Buffets, Inc. is required to file periodic reports with the Securities and Exchange Commission (the "SEC") and provide copies of these reports to the trustee and holders of the Notes. Buffets, Inc. will be deemed in compliance with this covenant if Buffets Holdings, Inc. guarantees the Notes, files periodic reports of Buffets Holdings, Inc. with the SEC, and provides copies of these reports to the trustee and the holders of the Notes so long as Buffets Holdings, Inc. provides any financial information required under Regulation S-X 3-10 and a separate Management's Discussion and Analysis of Results of Operations and Financial Condition of Buffets, Inc. Buffets, Inc. has elected to comply with
Section 4.02 of the Indenture by providing the periodic reports of Buffets Holdings, Inc. Therefore, a separate Management's Discussion and Analysis of Results of Operations and Financial Condition of Buffets, Inc. is attached as
Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibit 99.1: Management's Discussion and Analysis of Results of Operations and Financial Condition of Buffets, Inc.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 28, 2004

                                      BUFFETS HOLDINGS, INC.


                                      By: /s/ R. Michael Andrews, Jr.
                                          ----------------------------------
                                          Name:  R. Michael Andrews, Jr.
                                          Title: Executive Vice President
                                                 and Chief Financial Officer